Exhibit 99.1

Investor Presentation Summer 2026 1

Company Overview Performance Opportunity stewart

Cautionary Statements

Cautionary statement regarding forward-looking statements. Certain statements in this presentation are "forward-looking statements", including statements related to Stewart’s future business plans and expectations, including our plans to achieve market growth, revenue and pretax margin improvements. Forward-looking statements, by their nature, are subject to various risks and uncertainties that could cause our actual results to differ materially. Such risks and uncertainties include the volatility of general economic conditions, including economic changes that may result from new or increased tariffs, trade restrictions or geopolitical tensions, and adverse changes in the level of real estate activity, as well as a number of other risk and uncertainties discussed in detail in our documents filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2025, and if applicable, as supplemented by any risk factors contained in our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K filed subsequently. We expressly disclaim any obligation to update, amend or clarify any forward-looking statements contained in this presentation to reflect events or circumstances that may arise subsequently, except as may be required by applicable law.

Non-GAAP Adjustments

Management uses a variety of financial and operational measurements other than its financial statements prepared in accordance with United States Generally Accepted Accounting Principles (GAAP) to analyze its performance. These include: (1) adjusted revenues, which are reported revenues adjusted for net realized and unrealized gains and losses and (2) adjusted pretax income and adjusted net income, which are reported pretax income and reported net income after earnings from noncontrolling interests, respectively, adjusted for net realized and unrealized gains and losses, acquired intangible asset amortization, office closure costs, severance expenses, and other expenses. Adjusted diluted earnings per share (adjusted diluted EPS) is calculated using adjusted net income divided by the diluted average weighted outstanding shares. Adjusted pretax margin is calculated using adjusted pretax income divided by adjusted total revenues. Adjusted return on equity (ROE) is calculated using adjusted net income divided by the average stockholders’ equity attributable to Stewart, excluding accumulated other comprehensive income or loss. Management views these measures as important performance measures of core profitability for its operations and as key components of its internal financial reporting. Management believes investors benefit from having access to the same financial measures that management uses.

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What Drives Us 3 Opportunity Performance Company Overview 2019 market share data from ALTA. 1. Develop value - based relationships with clients and agents 2. Create market leading products & services 3. Build an organization that attracts and develops the most responsive and entrepreneurial team 4. Drive winning financial performance • Pursue share growth 15%+ by 2028 • Target margin of 12% in 5.0 - million - unit existing home sales market • Create financial strength to invest in down markets

Financial Results STC By The Numbers • A global real estate services company and leader in title insurance and closing and settlement services in the US • Additional operations in Canada, Australia, and the United Kingdom • ‘A - ’ financial strength ratings at Fitch and A.M. Best • Long history as a leader in title insurance; founded in 1893 18% Adjusted Revenue Growth Adjusted revenues of $2.9B in 2025 $1.7B Shareholder’s Equity $206M Operating Cash Flow +52% compared to 2024 $ 140M Adjusted Net Income +48% compared to 2024 6.8% Adjusted Pre - Tax Margin Compared to 5.8% in 2024 FY 2024 and FY 2025 financials. Reconciliation of non - GAAP financials available in appendix. FY 2025 market share data from American Land Title Association (ALTA). 4 Opportunity Performance Company Overview Overview 2025 2024 Operations 11% Title premium market share (FY 2025) #2 in Canada #3 in Direct Channel #4 in Agency Channel 8,000+ Global Employees 440+ Global Offices 10% Adjusted Revenue Growth Adjusted revenues of $2.5B in 2024 $1.4B Shareholder’s Equity $136M Operating Cash Flow +63% compared to 2023 $ 94M Adjusted Net Income +42% compared to 2023 5.8% Adjusted Pre - Tax Margin Compared to 4.8% in 2023

Company Overview Performance Opportunity
stewart

Reported Segments

Title Segment

~80% of Total Revenues in 2026

Core Capabilities

Title insurance and related services include the functions of searching, examining, closing and insuring the condition of the title to real property.

Businesses

- Direct Operations
- National Commercial Services
- Agency Services
- International Operations
- Centralized Title Services (title and settlement)

Growth Vectors

- Capitalize on improved real estate activity
- Continue investment to grow target MSAs through agent acquisitions and execution of organic growth initiatives
- Focus efforts to grow commercial in all businesses by expanding geographies & asset class resources
- Increase servicing of new and existing agent clients through improved residential and commercial offerings
- Grow centralized title operations both refinance and specialty purchase through increased customer penetration

Real Estate Solutions Segment

~20% of Total Revenues in 2026

Core Capabilities

The real estate solutions segment supports the real estate mortgage industry by primarily providing credit and real estate information services, property preservation and field services, valuation and appraisal management services, and notary management services.

Businesses

- Data
  - Credit & Verification Services (Informative Research)
  - Investment data (Propstream)
- Appraisal (Stewart Valuation Services)
- Property Preservation (MCS)

Growth Vectors

- Capitalize on rebound in real estate activity
- Deepen penetration of new and existing Top 300 lender customers
- Drive further cross-selling of our products
- Deepen share of targeted service offerings, including targeted acquisitions

In Q1 2026 the Title Segment accounted for 77% of Total Revenues, and the Real Estate Solutions Segment accounted for 21% of Total Revenues.

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Core Businesses NATIONAL COMMERCIAL SERVICES D IRECT OPERATIONS AGENCY SERVICES LENDER SERVICES Escrow, title services and underwriting for residential purchase, new build, residential refinance and commercial transactions with a focus on local realtor, builder, lender, and consumer relationships Solutions for lenders and servicers around data, appraisal and property preservation Title insurance and closing and escrow services for commercial transactions, serving developers, attorneys, investors, principals, lenders, REITs, Commercial brokers and builders Underwriting support, technology solutions and industry related education services for residential, commercial and lender servicing Agent partners 6 Opportunity Performance Company Overview

7 Opportunity Performance Company Overview Growth Plans by Business Direct Operations National Commercial Services Lender Services Agency Services Further penetrate target MSAs through organic growth plans and agent acquisitions Leverage industry leading underwriting and i nvest in organic growth through improved geographic and asset class coverage Move toward 15 - 20% share in next 3 - 5 years (Last 2 years CAGR 36% 2 ) 15%+ share in next 3 years (Last 2 years CAGR 12% 3 ) Use improved technology platform and commercial offering to a ppoint new agents and expand wallet share with existing agents with focus on 15 target states Use improved portfolio of services to g row share with top 300 lenders and servicers through improved penetration and cross selling Potential to be $1B in annual revenue in next 3 years (Last 2 years CAGR 29%) Go from 1 2% to 15% s hare 1 in 3 years Achievement of the company targets included on this slide is inherently uncertain, and these figures do not constitute projections or guarantees. 1 Share of direct title insurance premiums as of FY 2 025 ALTA reporting. . 2 National Commercial Services CAGR is calculated using Commercial Domestic title revenues as reported. 3 Agency Services CAGR reflects net revenues, which excludes reported amount retained by agencies.

Company Overview Performance Opportunity stewart

Multi-Phase Strategic Journey

Focus & Fortify Position
2020-2023

Invest in the company to create long-term value

- ✓ Improved financial management
- ✓ Shifted capital to attractive title markets
- ✓ Invested in technology to improve customer experience and ease of use – leveraged data, automation and digitization of title data to help ourselves and our Agent partners
- ✓ Broadened lender service capabilities across the value chain
- ✓ Acquired 20+ title agencies to grow share in target direct operations markets
- ✓ Increased capacity to reduce cost of servicing and support sustainable growth

Expand & Innovate
2024-2028

Win share across all core business lines

- Grow Direct Operations in key markets through targeted acquisitions and execution of organic growth strategies
- Increase Commercial presence through continued service differentiation backed by over $800M in surplus and best in class servicing and underwriting
- Capitalize on distinct technology solutions, broad search capability and commercial service offerings to increase share in Agency channel
- Leverage broader product portfolio to win new clients and grow existing clients within top 300 lenders
- Utilize AI to automate our processes and enhance our servicing to better support our customers

Sustain Performance & Position
2029 & beyond

Capitalize on share gains to cement position in critical markets and position the company for additional growth and greater resiliency

YoY Growth:

2024	2025	Q1 2026
Grew adj. total revenue 10%	Grew adj. total revenue 18%	Grew adj. total revenue 28%
Grew adj. pretax income 32%	Grew adj. pretax income 39%	Grew adj. pretax income 200%

Reconciliation of non-GAAP financials available in appendix.

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Margin Improvement On The Journey We have stabilized our margin since beginning our journey in 2019, and our margin is stronger than it was the 10 years prior to the journey in even harsher market conditions. Journey began 2.3% 10 - year average pre - tax margin before journey Chart displays pre - tax margin through 2018 and a djusted pre - tax margin 2019 – 2025. Existing Home Sales data from NAR/FRED. Reconciliation of non - GAAP financials available in appendix 9 Opportunity Performance Company Overview STC’s Pre - Tax Margin Performance Relative to Domestic Existing Home Sales Lowest existing home sales in 30 years 2025 existing home sales were flat, but we grew adjusted revenues 18%, adjusted net income 48%, adjusted EPS 46%. 4.91 4.34 4.19 4.26 4.65 5.09 4.93 5.25 5.45 5.51 5.34 5.34 5.64 6.12 5.03 4.09 4.06 4.06 - 15.3% - 3.6% 0.2% 1.1% 4.7% 5.2% 2.8% 0.5% 3.8% 3.8% 4.4% 5.4% 9.9% 13.2 9.5% 4.8% 5.8% 6.8% 3.00 3.50 4.00 4.50 5.00 5.50 6.00 6.50 -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Annual EHS Pretax Margin Q1 2026 existing home sales were - 1% compared to year prior. In this environment we grew adjusted revenues 28%, adjusted net income 245% and adjusted EPS 217%.

$68 $161 $324 $205 $67 $94 $140 $7 $24 2019 2020 2021 2022 2023 2024 2025 Q1 2025 Q1 2026 $1,897 $2,290 $3,282 $3,032 $2,257 $2,477 $2,916 $609 $778 2019 2020 2021 2022 2023 2024 2025 Q1 2025 Q1 2026 Adjusted Net Income ($m) Book Value (Excl. AOCI) ($m) Adjusted Revenues ($m) Adjusted Pretax Margin Strong Financial Performance & Solid Balance Sheet Adj. ROE 10 Reconciliation of non - GAAP financials available in appendix. Opportunity Performance Company Overview +48% 1.4% 0.5% 9.0% 6.6% 4.7% 15.2% 28.5% 18.6% 9.4% +18% +28% +17% +139% +245% +15% +16% $750 $988 $1,282 $1,413 $1,407 $1,446 $1,663 $1,437 $1,665 2019 2020 2021 2022 2023 2024 2025 Q1 2025 Q1 2026 5.4% 9.9% 13.2% 9.5% 4.8% 5.8% 6.8% 1.8% 4.3% 2019 2020 2021 2022 2023 2024 2025 Q1 2025 Q1 2026

Company Overview | Performance | **Opportunity** | stewart

Stewart is Well Positioned to be a Long-term Leader

Top 4 Underwriters Net Revenue Growth (2019 to 2025)



STC
$1,098
$1,868
+70%
2019
2025
FAF
$3,746
$4,578
+22%
2019
2025
ORI
$976
$1,143
+17%
2019*
2025
FNF
$5,675
$6,034
+6%
2019
2025

Stewart is Well Positioned to Be a Long-Term Leader

- ✓ Primary focus on title insurance and the real estate closing process
- ✓ Long history as a leader in title insurance with scale to succeed in key markets
- ✓ Strong underwriting, brand, capital position, and relationships support distribution success
- ✓ Strong momentum growing share in attractive target markets
- ✓ Portfolio of highly regarded Lender Services in a consolidating market
- ✓ Entrepreneurial and highly motivated management team aligned with shareholders
- ✓ A- rating from Fitch and A.M. Best provides Stewart credibility with key distribution partners and customers

All net revenue charts are net of agency retention and realized gains and losses and include investment income.
FNF's home warranty and F&G businesses excluded. Real Estate Tech (corporate segment) included.
FAF's home warranty business excluded.
ORI's Specialty Insurance business excluded.
**2019 net revenue for ORI illustrative as Title Segment Agency Commissions not reported. 2025 Agency commissions as a % of title revenue applied to 2019 for illustration.*

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Appendix Reconciliation of Financials from 2019 – Q1 2026 12

Appendix

stewart

Reconciliation of Non-GAAP Financial Metrics

($ in millions)	2019	2020	2021	2022	2023	2024	2025	Q1 2025	Q1 2026
GAAP total revenues	**$ 1,940**	**$ 2,288**	**$ 3,306**	**$ 3,069**	**$ 2,257**	**$ 2,490**	**$2,922**	**$612**	**$781**
Non-GAAP adjustments:									
Net realized and unrealized (gains) losses	(43)	2	(24)	2	0	(13)	**(6)**	(3)	(3)
Other revenues	0	0	0	(39)	0	0	**0**	0	0
Adjusted total revenues	**$ 1,897**	**$ 2,290**	**$ 3,282**	**$ 3,032**	**$ 2,257**	**$ 2,477**	**$2,916**	**$609**	**$778**
GAAP net income	**$ 79**	**$ 155**	**$ 323**	**$ 162**	**$ 30**	**$ 73**	**$116**	**$3**	**$17**
Non-GAAP pretax adjustments:									
Net realized and unrealized (gains) losses	$(43)	$ 2	$(24)	$ 2	$ 0	$(13)	($6)	($3)	($3)
Acquired intangible asset amortization	10	4	19	33	36	34	34	8	9
Office closure costs	7	0	6	11	7	3	2	0	0
Severance expenses	7	3	0	4	3	5	3	0	1
Other expenses	6	0	0	8	1	0	0	0	3
Net tax effect of non-GAAP adjustments	3	(2)	0	(14)	(11)	(7)	(8)	(1)	(3)
Non-GAAP adjustments, net of tax	**$(11)**	**$ 7**	**$ 1**	**$ 43**	**$ 36**	**$ 21**	**$24**	**$4**	**$7**
Adjusted net income	**$ 68**	**$ 161**	**$ 324**	**$ 205**	**$ 67**	**$ 94**	**$140**	**$7**	**$24**
GAAP pretax income	**$ 117**	**$ 219**	**$ 434**	**$ 233**	**$ 61**	**$ 114**	**$166**	**$6**	**$24**
Non-GAAP pretax adjustments:									
Net realized and unrealized (gains) losses	$(43)	$ 2	$(24)	$ 2	$ 0	$(13)	($6)	($3)	($3)
Acquired intangible asset amortization	10	4	19	33	36	34	34	8	9
Office closure costs	7	0	6	11	7	3	2	0	0
Severance expenses	7	3	0	4	3	5	3	0	1
Other expenses	6	0	0	8	1	0	0	0	3
Adjusted pretax income	**$ 103**	**$ 227**	**$ 435**	**$ 289**	**$ 108**	**$ 143**	**$198**	**$11**	**$33**
Adjusted revenues	**$ 1,897**	**$ 2,290**	**$ 3,282**	**$ 3,032**	**$ 2,257**	**$ 2,477**	**$2,916**	**$609**	**$778**
Adjusted pretax margin	**5.4 %**	**9.9 %**	**13.2 %**	**9.5 %**	**4.8 %**	**5.8 %**	**6.8%**	**1.8%**	**4.3%**
Stockholder equity attributable to Stewart	**$ 747**	**$ 1,005**	**$ 1,282**	**$ 1,362**	**$ 1,371**	**$ 1,402**	**$1,641**	**$1,400**	**$1,638**
Accumulated other comprehensive income/loss (AOCI)	(3)	17	0	(51)	(35)	(43)	(22)	(37)	(27)
Book value (excluding AOCI)	**$ 750**	**$ 988**	**$ 1,282**	**$ 1,413**	**$ 1,407**	**$ 1,446**	**$1,663**	**$1,437**	**$1,665**
Adjusted ROE	**9.4 %**	**18.6 %**	**28.5 %**	**15.2 %**	**4.7 %**	**6.6 %**	**9.0%**	**0.5%**	**1.5%**

Adjusted revenues are reported revenues adjusted for net realized and unrealized gains and losses.
Adjusted pretax income and adjusted net income, which are reported pretax income and reported net income after earnings from noncontroling interests, respectively, adjusted for net realized and unrealized gains and losses, acquired intangible asset amortization, office closure costs, and executive severance expenses. Adjusted pretax margin is calculated using adjusted pretax income divided by adjusted total revenues. Adjusted ROE is on an annual basis and excludes AOCI. Adjusted ROE is calculated using adjusted net income divided by average book value (excluding AOCI). Book value excludes non-controlling interests and AOCI.

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